                                                              EXHIBIT 10.2

                           AMENDMENT AGREEMENT NO. 3

          AMENDMENT AGREEMENT NO. 3 dated as of March 31, 2000 (this "AGREEMENT"), to the AMENDED AND RESTATED CREDIT AGREEMENT, dated as of June 15, 1999 (as heretofore amended and as may be further amended, modified or supplemented from time to time the "CREDIT AGREEMENT"), among GENTLE DENTAL SERVICE CORPORATION, a Washington corporation ("DENTAL SERVICE"), GENTLE DENTAL MANAGEMENT, INC., a Delaware corporation ("DENTAL MANAGEMENT") and DENTAL
CARE ALLIANCE, INC., a Delaware corporation ("DCA"; DCA, Dental Service and Dental Management, each a "BORROWER" and collectively, the "BORROWERS"), the Guarantors named therein, the financial institutions from time to time party thereto (collectively, the "LENDERS"), UNION BANK OF CALIFORNIA, N.A., as administrative agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT") and THE CHASE MANHATTAN BANK ("CHASE"), as syndication agent for the Lenders (in such capacity, the "SYNDICATION AGENT").

          WHEREAS, the Borrowers, the Guarantors and the Lenders desire to amend certain provisions of the Credit Agreement as set forth herein;

          NOW, THEREFORE, the Borrowers, the Guarantors, the Lenders, the Administrative Agent and the Syndication Agent hereby agree as follows:

     SECTION 1 CAPITALIZED TERMS. Capitalized terms used herein and not defined shall have the respective meanings assigned to such terms in the Credit Agreement.

     SECTION 2 AMENDMENTS TO THE CREDIT AGREEMENT. Upon the fulfillment of the conditions set forth in Section 4 hereof the Credit Agreement is hereby amended as follows:

          2.1 Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:

               "AMENDMENT DATE" shall mean April 3, 2000.

               "2000 CREDIT AGREEMENT" shall mean the Credit Agreement dated as of March 31, 2000 among the Borrowers, the guarantors named therein, Holdings, the Administrative Agent and the Syndication Agent, as thereafter amended from time to time in accordance with its terms but not in a manner which in the opinion of the

          Required Lenders would be materially adverse to the Lenders under this Agreement.

               "2000 OBLIGATIONS" shall mean the `Obligations' as defined in the 2000 Credit Agreement.

         2.2 Section 1.01 of the Credit Agreement is hereby amended by deleting the defined term "Commitment Fee Percentage" in its entirety.

         2.3 The definition of "EBITDA" contained in Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the amount "$7,000,000" as it appears in the fourth proviso thereof and substituting the amount "$8,816,000" therefor and (ii) deleting the "." appearing at the end thereof and substituting the following therefor:

               "; PROVIDED, FURTHER, that in determining EBITDA for Holdings and its Consolidated subsidiaries, merger and restructuring costs incurred in the 2000 Fiscal Year in connection with the DCA Merger and termination of the Leonard Green transaction shall not be included in such determination; PROVIDED, FURTHER, that in no event shall such amount exceed $3,000,000 in the aggregate (of which no more than $1,000,000 shall relate to the termination of the Leonard Green transaction)."

         2.4 The definition of "Final Maturity Date" contained in Section 1.01 of the Credit Agreement is hereby amended by deleting the date
     "September 30, 2005" appearing therein and substituting the date
     "March 31, 2005" therefor.

         2.5 Clause (i)(x) of the definition of "Fixed Charge Coverage Ratio" contained in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

               "(i) the sum of (x) Funds Flow from Operations of such person for such period PLUS the average unused (treating Letter of Credit usage as usage) availability under the Total Revolving Credit Commitment and the `Total Revolving Credit Commitment' under the 2000 Credit Agreement during such period LESS"

         2.6 The definition of "Funds Flow from Operations" contained in Section
     1.01 of the Credit Agreement is hereby amended by deleting the word "property" appearing in clause (vii) thereof and substituting the word "properly" therefor.

         2.7 The definition of "Holdings Guarantee" contained in Section 1.01 of the Credit Agreement is hereby amended by adding the phrase "as amended on the Amendment Date and" immediately following the date "March 12, 1999," appearing therein.

         2.8 The definition of "Interest Margin" contained in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

                    "INTEREST MARGIN" shall mean, with respect to any Loan, the amount as set forth below as corresponds to the Interest Leverage Ratio set forth below, determined on the Amendment Date and adjusted thereafter, ten (10) Business Days after the delivery of the financial statements to the Administrative Agent required pursuant to Section 6.05(a) or, with respect to the first three
               (3) fiscal quarters of each Fiscal Year, Section 6.05(b) hereof, as applicable, together with the corresponding compliance certificates required pursuant to Section 6.05(e) hereof and together with a pricing certificate in the form of EXHIBIT N annexed hereto, commencing with the financial statements and certificates for the period ending March 31, 2000 or if the Borrowers shall fail to timely deliver such statements and certificates for any such period or during the continuance of an Event of Default, then at the highest Interest Margin provided for herein:


                                                            Eurodollar Loan         Alternate Base
Interest Leverage Ratio                                     Interest Margin      Loan Interest Margin
-----------------------                                     ---------------      --------------------
Equal to or greater than 3.75:1.00                               3.50%                   1.75%
Equal to or greater than 3.00:1.00 but less than 3.75:1.00       3.25%                   1.50%
Less than 3.00:1.00                                              3.00%                   1.25%


               On the Amendment Date (i) the Eurodollar Loan Interest Margin shall be 3.25% and (ii) the Alternate Base Loan Interest Margin shall be

               1.50%; each shall thereafter be adjusted in accordance with the provisions hereof."

         2.9 The definition of "Net Worth" contained in Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the amount "$3,319,000" appearing in the second proviso thereof and substituting the amount "$5,135,000" therefor and (ii) deleting the "." appearing at the end thereof and substituting the following therefor:

               "; PROVIDED, FURTHER, that in determining Net Worth for Holdings and its subsidiaries (on a Consolidated basis), merger and restructuring costs incurred in the 2000 Fiscal Year in connection with the DCA Merger and the termination of the Leonard Green transaction shall not be included in such determination; PROVIDED, FURTHER, that in no event shall such amount exceed $3,000,000 in the aggregate (of which no more than $1,000,000 shall relate to the termination of the Leonard Green transaction)."

         2.10 The definition of "Permitted Acquisition" contained in Section
     1.01 of the Credit Agreement is hereby amended by (i) adding the phrase "and the `Total Revolving Credit Commitment' under the 2000 Credit Agreement" immediately following the term "Total Revolving Credit Commitment" appearing in clause (vi) thereof and (ii) adding a new paragraph at the end thereof to read as follows:

               "Subject to the provisions of Sections 2.03 and 4.14 of this Agreement, the Borrowers shall not use funds other than proceeds of borrowings under the Total Revolving Credit Commitment or under the `Total Revolving Credit Commitment' under the 2000 Credit Agreement to make any proposed Permitted Acquisition."

         2.11 The definition of "Permitted De Novo Capital Expenditures" contained in Section 1.01 of the Credit Agreement is hereby amended by (i) adding the phrase "and the `Total Revolving Credit Commitment' under the 2000 Credit Agreement" immediately following the term "Total Revolving Credit Commitment" appearing in clause (iii) thereof and (ii) adding a new paragraph at the end thereof to read as follows:

               "Subject to the provisions of Sections 2.03 and 4.14 of this Agreement, the Borrowers shall not use funds other than proceeds of borrowings under the Total Revolving Credit Commitment or under the `Total Revolving Credit Commitment' under the 2000 Credit Agreement to make any proposed Permitted De Novo Capital Expenditures."

         2.12 The definition of "Pledge Agreement" contained in Section 1.01 of the Credit Agreement is hereby amended by deleting the "." appearing at the end thereof and substituting the following therefor:

               ", including, without limitation, the amendment thereof on the Amendment Date."

         2.13 The definition of "Security Agreement" contained in Section 1.01 of the Credit Agreement is hereby amended by deleting the "." appearing at the end thereof and substituting the following therefor:

               ", including, without limitation, the amendment thereof on the Amendment Date."

         2.14 The definition of "Security Agreement-Patents and Trademarks" contained in Section 1.01 of the Credit Agreement is hereby amended by deleting the "." appearing at the end thereof and substituting the following therefor:

               ", including, without limitation, the amendment thereof on the Amendment Date."

         2.15 Section 2.02(a) of the Credit Agreement is hereby amended in its entirety to read as follows:

               "(a) The aggregate amount of Revolving Credit Loans made by the Lenders hereunder and of `Revolving Credit Loans' under the 2000 Credit Agreement on any date shall be in integral multiples of $100,000 (except that the foregoing limitation shall not be applicable to the extent that the proceeds of such Loans are requested to be disbursed to the Borrowers' controlled disbursement account maintained with the Administrative Agent); PROVIDED, HOWEVER, that the aggregate amount of Eurodollar Loans made hereunder and of `Eurodollar Loans' under the 2000 Credit Agreement shall be in a minimum aggregate principal amount of $4,000,000."

         2.16 Section 2.02(c) of the Credit Agreement is hereby amended by deleting the number "five (5)" appearing in the third sentence thereof and substituting the number "three (3)" therefor.

         2.17 Section 2.02(e)(i) of the Credit Agreement is hereby amended in its entirety to read as follows:

               "(i) each conversion or continuation shall be made PRO RATA among the Lenders in accordance with the respective principal amounts of the Loans comprising the conversion or continuation, and in the case of a conversion or continuation of fewer than all the Loans, the aggregate principal amount of Loans converted or continued hereunder and of "Loans" converted or continued under the 2000 Credit Agreement shall not be less than (x) $100,000 in the case of Alternate Base Loans (except that the foregoing limitation shall not be applicable to the extent that the proceeds of such Loans are requested to the disbursed to the Borrowers' controlled disbursement account maintained with the Administrative Agent) or (y) $4,000,000 in the case of Eurodollar Loans;"

         2.18 Section 2.03 of the Credit Agreement is hereby amended by (i) restating the second sentence thereof in its entirety to read as follows:

               "Such notice shall be in the form of EXHIBIT 0 annexed hereto and which shall specify (w) whether the Loans then being requested are to be Alternate Base Loans or Eurodollar Loans, (x) the date of such borrowing (which shall be a Business Day) and amount thereof, (y) if such Loans are to be Eurodollar Loans, the Interest Period with respect thereto and (z) that (A) the Borrowers have concurrently given notice under the 2000 Credit Agreement of a borrowing which is pro rata (based on the aggregate of the Total Revolving Credit Commitment under this Agreement and the 'Total Revolving Credit Commitment' under the 2000 Credit Agreement) and (B) the allocation of such borrowing between this Agreement and the 2000 Agreement."

and (ii) deleting the "." appearing at the end of the last sentence thereof and substituting the following therefor:

               "; PROVIDED, HOWEVER, that no requested borrowing may be for a Permitted Acquisition or a Permitted De Novo Capital Expenditure unless and until the aggregate of the Total Revolving Credit Commitment under this Agreement and the 'Total Revolving Credit Commitment' under the 2000 Credit Agreement shall have been increased to $120,000,000; PROVIDED, FURTHER, that no such requested borrowing for a Permitted Acquisition or a Permitted De Novo Capital Expenditure shall, when taken together with all other borrowings for Permitted Acquisitions and Permitted De Novo Capital Expenditures made hereunder and under the 2000 Credit Agreement since the Amendment Date, exceed $5,000,000."

         2.19 The first paragraph of Section 2.04(c) of the Credit Agreement is hereby amended by (i) deleting the number "sixteen (16)" appearing in the first sentence thereof and substituting the number "fourteen (14)" therefor and (ii) deleting the words "four (4) years" appearing in the second sentence thereof and substituting the words "three (3) years and six (6) months" therefor.

         2.20 Section 2.06 of the Credit Agreement is hereby amended by deleting the words "the Commitment Fee Percentage" appearing therein and substituting the percentage "0.500%" therefor.

         2.21 Article II of the Credit Agreement is hereby amended by adding a new Section 2.06A immediately following Section 2.06 thereof to read as follows:

                    "SECTION 2.06A ADMINISTRATIVE FEE. The Borrowers shall pay to the Administrative Agent an administrative fee of $3,500 in connection with any reallocation of the Total Revolving Credit Commitment hereunder; PROVIDED, HOWEVER, if there is a concurrent reallocation of the 'Total Revolving Credit Commitment' under the 2000 Credit Agreement, the Borrowers shall only be obligated to pay one such administrative fee."

         2.22 The first sentence of Section 2.07(a) of the Credit Agreement is hereby amended by deleting the "." appearing at the end thereof and substituting the following therefor:

               "; and PROVIDED, FURTHER, that the Borrowers shall have concurrently provided notice under the 2000 Credit Agreement for a pro rata (based on the aggregate of the 'Total Revolving Credit Commitment' under the 2000 Credit Agreement and the Total Revolving Credit Commitment under this Agreement) reduction of the 'Total Revolving Credit Commitment' thereunder."

         2.23 Section 2.09(a) of the Credit Agreement is hereby amended by deleting the "." appearing at the end thereof and substituting the following therefor:

               "; and PROVIDED, FURTHER, that the Borrowers shall have concurrently prepaid 'Loans' under the 2000 Credit Agreement on a pro rata basis (based, prior to the Conversion Date, on the aggregate of the 'Total Revolving Credit Commitment' under the 2000 Credit Agreement and the Total Revolving Credit Commitment under this Agreement and following the Conversion Date, on the aggregate of the unpaid principal amount of Term Loans under this Agreement and the unpaid principal amount of 'Term Loans' under the 2000 Credit Agreement)."

         2.24 Section 2.09(g) of the Credit Agreement is hereby amended by (i) adding the following language immediately following the phrase "prior to the Conversion Date," appearing in clause (A) thereof:

               "pro rata (based on the aggregate of the Total Revolving Credit Commitment under this Agreement and the 'Total Revolving Credit Commitment' under the 2000 Credit Agreement) between the Revolving Credit Loans and the 'Revolving Credit Loans' under the 2000 Credit Agreement and, with respect to the portion being applied to the Revolving Credit Loans under this Agreement,"

, (ii) adding the following language immediately following the phrase "following the Conversion Date," appearing in clause (B) thereof:

               "pro rata (based on the aggregate of the unpaid amount of Term Loans under this Agreement and the unpaid principal amount of 'Term Loans' under the 2000 Credit Agreement) and, with respect to the portion being applied to Term Loans under this Agreement,"

and (iii) adding the following language immediately prior to the parenthetical appearing in the first proviso thereof:

               "to be applied to Revolving Credit Loans under this Agreement".

         2.25 The parenthetical in the second sentence of Section 2.13(c) of the Credit Agreement is hereby amended in its entirety to read as follows"

               "(unless otherwise agreed by the Administrative Agent; PROVIDED, HOWEVER, that if the Administrative Agent in its discretion determines not to fund under the 2000 Credit Agreement, then it shall not fund under this Agreement)"

         2.26 Section 2.14 of the Credit Agreement is hereby amended by adding the following sentences at the end thereof:

               "Solely for the purposes of this Section 2.14, references to Notes and Letter of Credit Usage shall mean the aggregate of Notes and participations in Letter of Credit Usage held by each Lender and each 'Lender' under the 2000 Credit Agreement, in the aggregate for both this Agreement and the 2000 Credit Agreement. For such purposes, SCHEDULE 2.14 annexed hereto sets forth the combined percentage of each Lender's Revolving Credit Commitment under this Agreement PLUS each 'Lender's' (under the 2000 Credit Agreement) 'Revolving Credit Commitment' under the 2000 Credit Agreement on the Amendment Date (and thereafter as such Schedule may be amended from time to time)."

         2.27 Section 3.01 of the Credit Agreement is hereby amended by adding the words "and the 2000 Obligations" immediately following the word "Obligations" appearing in the first sentence thereof.

         2.28 The second sentence of Section 4.14 of the Credit Agreement is hereby amended in its entirety to read as follows:

               "All proceeds of each subsequent borrowing under the Total Revolving Credit Commitment after the Closing Date shall be used to provide for working capital requirements and for general corporate purposes of the Borrowers and, subject to Section 2.03 of this Agreement, if the aggregate of the Total Revolving Credit Commitment under this Agreement and the 'Total Revolving Credit Commitment' under the 2000 Credit Agreement has been increased to $120,000,000, also for Permitted Acquisitions and Permitted De Novo Capital Expenditures."

         2.29 Article IV of the Credit Agreement is hereby amended by adding a new Section 4.24 at the end thereof to read as follows:

                    "SECTION 4.24  BANK ACCOUNTS. Schedule 4.24 hereto sets
               forth a list of all of the bank accounts of the Borrowers' and their subsidiaries in existence as of the Amendment Date. Each such bank account is subject to a blocked account letter with the Administrative Agent (such blocked account letter to be in form and substance satisfactory to the Administrative Agent)."

         2.30 Section 5.01 of the Credit Agreement is hereby amended by adding a new clause (e) at the end thereof to read as follows:

                    "(e)      Credits shall be extended under this Agreement and
               the 2000 Credit Agreement on a pro rata basis (based on the aggregate of the Total Revolving Credit Commitment under this Agreement and the `Total Revolving Credit Commitment' under the 2000 Credit Agreement)."

         2.31 Section 6.05(i) of the Credit Agreement is hereby amended by adding the phrase "or of any `Default' or `Event of Default' under the 2000 Credit Agreement" immediately following the term "Borrowers" appearing therein.

         2.32 Section 6.16 of the Credit Agreement is hereby amended in its entirety to read as follows:

               "SECTION 6.16       LIFE INSURANCE. Maintain in full force and
               effect, at all times, the key man life insurance policies on Michael Fiore and Steven Matzkin which have been assigned to the Administrative Agent for its own benefit and for the benefit of the Lenders pursuant to the Assignments of Life Insurance."

         2.33 Section 6.20 of the Credit Agreement is hereby amended by deleting the phrase "90 days of the Closing Date" and substituting the phrase "30 days of the Amendment Date" therefor.

         2.34 Section 6.21 of the Credit Agreement is hereby amended by deleting the first sentence thereof in its entirety.

         2.35 Section 6.24 and 6.25 of the Credit Agreement are hereby amended in their entirety to read as follows:

                    "SECTION 6.24  INTENTIONALLY OMITTED.

                    SECTION 6.25 UCC-1 FINANCING STATEMENTS. Use commercially reasonable efforts to cause the filing of (i) an amendment in form and substance satisfactory to the Administrative Agent to each of the UCC-1 Financing Statements described in Part I of
               SCHEDULE 6.25 hereto within 30 days of the Amendment Date, (ii) each UCC-1 Financing Statement described in Part II of Schedule
               6.25 attached hereto within 10 days of the Amendment Date. Within 10 days of the Amendment Date, confirm to the Administrative Agent that it notified each party to any security agreement whereby (i) Serra Park is the secured party and (ii) the name of Serra Park mistakenly appears as "Serra Park Services, Incorporated" of the proper name of Serra Park."

         2.36 Article VI of the Credit Agreement is hereby amended by adding a new Section 6.26 at the end thereof to read as follows:

                    "SECTION 6.26 ADDITIONAL CAPITAL. No later than December 31,
               2000, raise not less than $30,000,000 net to Holdings from the sale of capital stock or the issuance of Subordinated Indebtedness, such sale or issuance to be on terms and conditions acceptable to the Required Lenders, the proceeds of which shall be applied in accordance with Section 2.09(g) hereof."

         2.37 Section 7.01(g) of the Credit Agreement is hereby amended by deleting the ";" appearing at the end thereof and substituting the following therefor:

               "under this Agreement and the `Lenders' under the 2000 Credit Agreement on a pro rata, pari passu basis;"

         2.38 Section 7.03(iii) of the Credit Agreement is hereby amended by deleting the "," appearing at the end thereof and substituting the following therefor:

               "and Indebtedness under the 2000 Credit Agreement (which may be increased to $30,000,000),"

         2.39 Sections 7.09, 7.10 and 7.11 of the Credit Agreement are hereby amended in their entirety to read as follows:

                    "SECTION 7.09       LEVERAGE RATIO: INTEREST LEVERAGE RATIO.
               (a) LEVERAGE RATIO. Permit the Leverage Ratio of Holdings and its subsidiaries on a Consolidated basis at the end of any fiscal quarter to be greater than the respective amounts set forth below opposite such dates:


Quarter Ending                               Ratio
--------------                               -----
December 31, 1999, March                   3.75:1.00
31, 2000 and June 30, 2000

September 30, 2000,                        3.25:1.00
December 31, 2000, March 31,
2001, June 30, 2001
and September 30, 2001

December 31, 2001 and                      3.00:1.00
March 31, 2002

June 30, 2002 and                          2.50:1.00
September 30, 2002

December 31, 2002 and                      2.25:1.00
March 31, 2003


                                      13



Each June 30, September                    2.00:1.00
30, December 31 and
March 31 thereafter

                    (b) INTEREST LEVERAGE RATIO. Permit the Interest Leverage Ratio of Holdings and its subsidiaries on a Consolidated basis at the end of any fiscal quarter to be greater than the respective amounts set forth below opposite such dates:


Quarter Ending                                Ratio
--------------                                -----
December 31, 1999, March                    4.75:1.00
31, 2000 and June 30, 2000

September 30, 2000,                         4.25:1.00
December 31, 2000, March 31, 2001,
June 30, 2001
and September 30, 2001

December 31, 2001 and                       4.00:1.00
March 31, 2002

June 30, 2002 and                           3.50:1.00
September 30, 2002

December 31, 2002 and                       3.25:1.00
March 31, 2003

Each June 30, September                     3.00:1.00
30, December 31 and
March 31 thereafter

                    SECTION 7.10 INTEREST COVERAGE RATIOS. (a) Commencing with the fiscal quarter ending December 31, 1999, permit the ratio for each four fiscal quarter period of (i) EBITDA of Holdings and its subsidiaries on a Consolidated basis for such period to (ii) the sum of (x) Cash Interest Expense of Holdings and its subsidiaries on a Consolidated basis for such period PLUS
               (y) the aggregate amount of all

               Preferred Dividends paid in cash during such period to be less than 3.00:1.00 for the four quarter periods ending December 31, 1999 and March 31, 2000, 2.75:1.00 for the four quarter periods ending June 30, 2000, September 30, 2000 and December 31, 2000 and 3.00:1.00 at the end of each four quarter period thereafter.

                    (b) Commencing with the fiscal quarter ending December 31, 1999, permit the ratio for each four fiscal quarter period of
               (i) the sum of (x) EBITDA of Holdings and its subsidiaries on a Consolidated basis for such period MINUS (y) the aggregate amount of all Maintenance Capital Expenditures made by the Borrowers and their subsidiaries during such period to (ii) the sum of (x) Cash Interest Expense of Holdings and its subsidiaries on a Consolidated basis for such period PLUS (y) the aggregate amount of all Preferred Dividends paid in cash during such period to be less than 2.50:1.00 for the four quarters periods ending December 31, 1999 and March 31, 2000, 2.25:1.00 for the four quarter periods ending June 30, 2000, September 30, 2000 and December 31, 2000 and 2.50:1.00 at the end of each four quarter period thereafter.


                    SECTION 7.11 FIXED CHARGE RATIO. Commencing with the fiscal quarter ending June 30, 2000, permit the Fixed Charge Coverage Ratio of Holdings and its subsidiaries on a Consolidated basis for each one fiscal quarter period (in the case of the fiscal quarter ending June 30, 2000), two fiscal quarter period (in the case of the fiscal quarter ending September 30, 2000), three fiscal quarter period (in the case of the fiscal quarter ending December 31, 2000) or four fiscal quarter period (in the case of the fiscal quarter ending March 31, 2001) and for each four fiscal quarter period thereafter to be less than 1.25:1.00."

         2.40 Section 7.17 of the Credit Agreement is hereby amended by deleting the "," appearing at the end thereof and substituting the following therefor:

               "and under the 2000 Credit Agreement, on a pro rata basis."

         2.41 Section 7.20 of the Credit Agreement is hereby amended by adding the phrase ", the 2000 Credit Agreement" immediately following each reference to "this Agreement" appearing therein.

         2.42 Clause (g) of Article VIII of the Credit Agreement is hereby amended in its entirety to read as follows:

                     "(g) default shall be made with respect to (i) the 2000
               Credit Agreement or (ii) any other Indebtedness or obligations under a capitalized lease of any Loan Party (excluding Indebtedness outstanding hereunder) which either individually or taken together with other such Indebtedness as to which a default has occurred shall exceed $150,000 if the effect of any such default under either (i) or (ii) above shall be to accelerate, or to permit the holder or obligee of any such Indebtedness or obligations under a capitalized lease (or any trustee on behalf of such holder or obligee) at its option to accelerate, the maturity of such Indebtedness or obligations under a capitalized lease;"

         2.43 Article IX of the Credit Agreement is hereby amended by (i) deleting the "." appearing at the end of the first sentence of the first paragraph thereof and substituting the following therefor:

               "and each Lender hereby confirms that the Administrative Agent may also act as such under the terms of the 2000 Credit Agreement."

, (ii) restating the parenthetical appearing in clause (i) of the tenth paragraph thereof in its entirety to read as follows:

               "(based on the aggregate of the Total Revolving Credit Commitment under this Agreement and the 'Total Revolving Credit Commitment' under the 2000 Credit Agreement)"

and (iii) deleting the word "its" appearing immediately prior to the term "pro rata" in the ninth line of the tenth paragraph thereof and substituting the word "such" therefor.

         2.44 Section 11.01(a) of the Credit Agreement is hereby amended by deleting the name and address "McDermott, Will & Emery, 1301 Dove Street, Newport Beach, California 92660-2444, Attention: Richard J. Babcock, Esq. (Telecopy No. (949) 851-9348)" and substituting the following name and address therefor:

               "Morrison & Foerster LLP, 19900 MacArthur Boulevard, 12th Floor, Irvine, California 92612-2445, Attention: Richard J. Babcock, Esq. (Telecopy No. (949) 251-0900)"

         2.45 Section 11.01(c) of the Credit Agreement is hereby amended by deleting the address for the Administrative Agent and substituting the following address therefor:

               "Two Walnut Creek Center, 200 Pringle Avenue, Suite 260, Walnut Creek, California 94596, Attention: Nancy A. Perkins, Vice President, Commercial Finance Division (Telecopy No. (925) 943-7442)"

         2.46 Clauses (i), (ii) and (iii) of Section 11.03(c) of the Credit Agreement are hereby amended in their entirety to read as follows:

               "(i) each such assignment shall be of a constant, and not a varying, percentage of all of the assigning Lender's rights and obligations under this Agreement and the 2000 Credit Agreement, which shall include the same percentage interest in the Loans, Letters of Credit and Notes and the 'Loans,' 'Letters of Credit' and 'Notes' under the 2000 Credit Agreement, (ii) (x) prior to the Conversion Date, the amount of the Revolving Credit Commitment and the 'Revolving Credit Commitment' under the 2000 Credit Agreement of the assigning Lender being assigned pursuant to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall be in a minimum principal amount of $4,000,000 (unless to another Lender, in which event there shall be no minimum requirement) and the amount of the Revolving Credit Commitment and the 'Revolving Credit Commitment' under the 2000

               Credit Agreement retained by such Lender shall not be less than $4,000,000 (unless such Lender's minimum hold position shall fall below $4,000,000 by reason of an assignment to another Lender) or shall be zero, and (y) after the Conversion Date, the amount of the Term Loan and the 'Term Loan' under the 2000 Credit Agreement of the assigning Lender being assigned pursuant to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall be in a minimum principal amount of $4,000,000 (unless to another Lender, in which event there shall be no minimum requirement) and the amount of the Term Loan and the 'Term Loan under the 2000 Credit Agreement retained by such Lender shall not be less than $4,000,000 (unless such Lender's minimum hold position shall fall below $4,000,000 by reason of an assignment to another Lender) or shall be zero, (iii) the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register (as defined below), an Assignment and Acceptance, together with any Note subject to such assignment and a processing and recordation fee of $3,000 with respect to this Agreement and the 2000 Credit Agreement combined) and "

         2.47 Section 11.06 of the Credit Agreement is hereby amended by (i) restating the first sentence thereof in its entirety to read as follows:

               "If an Event of Default shall have occurred and be continuing, upon the request of the Required Lenders each Lender shall and is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of any of the Borrowers against any and all of the obligations of the Borrowers now or hereafter existing under this Agreement and the 2000 Credit Agreement and the Notes held by such Lender and the 'Notes' held by the 'Lenders' under the 2000 Credit Agreement, irrespective of whether or not such Lender shall have made any demand under this Agreement or the 2000 Credit Agreement or the Notes or the 'Notes' held by the 'Lenders' under the 2000 Credit Agreement and although such obligations may be unmatured. "

and (ii) deleting the "." appearing at the end of the last sentence thereof and substituting the following therefor:

               "; PROVIDED, HOWEVER, that such rights are subject to the provisions of Section 2.14 hereof."

         2.48 Section 11.08(b) of the Credit Agreement is hereby amended by adding the following new sentence immediately prior to the last sentence thereof:

               "Any proposed increase in the Total Revolving Credit Commitment hereunder which would cause the aggregate of the Total Revolving Credit Commitment hereunder and the 'Total Revolving Credit Commitment' under the 2000 Credit Agreement to exceed $120,000,000 shall require the consent of all Lenders."

         2.49 The first and second paragraphs of Article XII of the Credit Agreement are hereby amended in their entirety to read as follows:

               "Each Guarantor unconditionally guarantees, as a primary obligor and not merely as a surety, jointly and severally with each other Guarantor, the due and punctual payment of the principal of and interest on each of the Notes and the 'Notes' under the 2000 Credit Agreement, when and as due, whether at maturity, by acceleration, by notice of prepayment or otherwise, and the due and punctual performance of all other Obligations and all other 'Obligations' under the 2000 Credit Agreement (such 'Obligations' together with the Obligations under this Agreement are collectively referred to solely for the purposes of this Article XII as the

               'Obligations'). Each Guarantor further agrees that the Obligations may be extended and renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Obligations.

               Each Guarantor waives presentment to, demand of payment from and protest to the Borrowers of any of the Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment. The obligations of a Guarantor hereunder shall not be affected by (a) the failure of any Lender or the Administrative Agent to assert any claim or demand or to enforce any right or remedy against the Borrowers or any other Guarantor under the provisions of this Agreement, the 2000 Credit Agreement, the Notes or any of the other Loan Documents or otherwise; (b) any rescission, waiver, amendment or modification of any of the terms or provisions of this Agreement, the Notes, the 'Notes' under the 2000 Credit Agreement, any of the other Loan Documents, any guarantee or any other agreement; (c) the release of any security held by the Administrative Agent for the Obligations or any of them; or (d) the failure of any Lender to exercise any right or remedy against any other Guarantor of the Obligations."

         2.50 The fourth paragraph of Article XII of the Credit Agreement is hereby amended by adding the following immediately following the words "the Notes" appearing therein:

               ", the 2000 Credit Agreement, the 'Notes' under the 2000 Credit Agreement"

         2.51  Schedules III, IV, V, 4.01, 4.06(a), 4.10, 4.21 and 6.25 to the
Credit Agreement are hereby replaced in their entirety by Schedules III, IV, V, 4.01, 4.06(a), 4.10, 4.21 and 6.25 annexed hereto.

         SECTION 3 CONFIRMATION OF LOAN DOCUMENTS. Each Loan Party, by its execution and delivery of this Agreement, irrevocably and unconditionally ratifies and confirms in favor of the Administrative Agent that it consents to the terms and conditions of the Credit Agreement as it has been amended by this Agreement and that notwithstanding this Agreement, each Loan Document to which such Loan Party is a party shall continue in full force and effect in accordance with its terms, as it has been amended on the Amendment Date, and is and shall continue to be applicable to all of the Obligations.

         SECTION 4 CONDITIONS PRECEDENT. This Agreement shall become effective upon the execution and delivery of counterparts hereof by the Borrowers, the Guarantors, the Required Lenders and each of the Agents to the Administrative Agent and the fulfillment of the following conditions;

                  4.1 All legal matters in connection with this Agreement shall be satisfactory to the Agents and their respective counsel in their sole discretion.

                  4.2 The Administrative Agent shall have received evidence that the 2000 Credit Agreement shall have become effective in accordance with its terms.

                  4.3 The Borrowers shall have paid a fee to each Lender executing this Agreement equal to 0.25% of such Lender's Total Revolving Credit Commitment as of the Amendment Date.

                  4.4 The Administrative Agent shall have received (i) such amendments to the Security Documents existing on the Amendment Date as shall have been requested by the Agents, each duly executed by the applicable Grantors and (ii) an amendment to the Holdings Guarantee, duly executed by Holdings.

                  4.5 The Borrowers shall have paid an administrative fee to the Administrative Agent of $3,500.

                  4.6 The Administrative Agent shall have received a certificate signed by a Financial Officer of each Borrower and Guarantor that (i) both before and after giving effect to the transactions contemplated herein all representations and warranties contained in this Agreement or otherwise made in writing to the Administrative Agent in connection herewith shall be true and correct in all material respects on and as of the date hereof (except insofar as such representations and warranties relate expressly to an earlier date), (ii) both before and after giving effect to the transactions contemplated herein there exists no unwaived Default or Event of Default and (iii) demonstrating that the Borrowers are in compliance with the covenants set forth in Sections 7.07, 7.08, 7.09 and 7.10 as of December 31, 1999.

                  4.7 Messrs. Kaye, Scholer, Fierman, Hays & Handler, LLP, counsel to the Agent, shall have received payment in full for all legal fees charged, and all costs and expenses incurred, by such counsel through the date hereof and all legal fees charged, and all costs and expenses incurred, by such counsel in connection with the transactions contemplated under this Agreement and the other Loan Documents and instruments in connection herewith and therewith.

                  4.8 The Administrative Agent shall have received such other documents as the Agents or their counsel shall reasonably deem necessary.

         SECTION 5 MISCELLANEOUS.

                  5.1 Each Borrower and each Guarantor reaffirms and restates the representations and warranties set forth in Article IV of the Credit Agreement, as amended by this Agreement and after giving effect to the transactions contemplated herein, and all such representations and warranties shall be true and correct in all material respects on and as of the date hereof (except insofar as such representations and warranties relate expressly to an earlier date). Each Loan Party represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Agent that:

                  (a) It has the corporate power and authority to execute, deliver and carry out the terms and provisions of this Agreement and the transactions contemplated hereby and has taken or caused to be taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby;

                  (b) No consent of any other person (including, without limitation, shareholders or creditors of any Loan Party), and no action of, or filing with any governmental or public body or authority is required to authorize, or is otherwise required in connection with the execution, delivery and performance of this Agreement;

                  (c) This Agreement has been duly executed and delivered on behalf of each Loan Party by a duly authorized officer, and constitutes a legal, valid and binding obligation of each Loan Party enforceable in accordance with its terms, subject to bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally and the exercise of judicial discretion in accordance with general principles of equity; and

                  (d) The execution, delivery and performance of this Agreement will not violate any law, statute or regulation, or any order or decree of any court or governmental instrumentality, or conflict with, or result in the breach of, or constitute a default under any contractual obligation of any Loan Party.

                  5.2 Except, as herein expressly amended, the Credit Agreement is ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms.

                  5.3 All references to the Credit Agreement contained in the Credit Agreement and the other Loan Documents and the other documents and instruments delivered pursuant to or in connection therewith shall mean the Credit Agreement, as amended hereby and as may in the future be amended, restated, supplemented or modified from time to time.

                  5.4 This Agreement may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.

                  5.5 Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

                  5.6 THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA WITHOUT REGARD TO CHOICE OR CONFLICT OF LAW PRINCIPLES THEREOF.

                  5.7 The parties hereto shall, at any time and from time to time following the execution of this Agreement, execute and deliver all such further instruments and take all such further actions as may be reasonably necessary or appropriate in order to carry out the provisions of this Agreement.

         IN WITNESS WHEREOF, the Borrowers, Guarantors, the Administrative Agent, the Syndication Agent and the Lenders have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                     GENTLE DENTAL SERVICE CORPORATION,
                                     as a Borrower


                                     By: /s/ Michael T. Fiore
                                        ---------------------------------------
                                          Name:  Michael T. Fiore
                                          Title: President


                                     GENTLE DENTAL MANAGEMENT, INC.,
                                     as a Borrower


                                     By: /s/ Michael T. Fiore
                                        ---------------------------------------
                                          Name:  Michael T. Fiore
                                          Title: President


                                     DENTAL CARE ALLIANCE, INC.,
                                     as a Borrower


                                     By: /s/ David P. Nichols
                                        ---------------------------------------
                                          Name:  David P. Nichols
                                          Title: Chief Financial Officer


                                     GMS HAWAII ACQUISITION COMPANY, as a
                                     Guarantor


                                     By: /s/ Michael T. Fiore
                                        ---------------------------------------
                                          Name:  Michael T. Fiore
                                          Title: President


                                     GMS DENTAL GROUP MANAGEMENT OF
                                     HAWAII, INC., as a Guarantor


                                     By: /s/ Michael T. Fiore
                                        ---------------------------------------
                                          Name:  Michael T. Fiore
                                          Title: President

                                     GMS DENTAL GROUP MANAGEMENT OF
                                     SOUTHERN CALIFORNIA, INC., as a Guarantor


                                     By: /s/ Michael T. Fiore
                                        --------------------------------------
                                          Name:  Michael T. Fiore
                                          Title: President


                                     GMS DENTAL GROUP MANAGEMENT OF
                                     THE MOUNTAIN STATES, INC., as a Guarantor


                                     By: /s/ Michael T. Fiore
                                        ---------------------------------------
                                          Name:  Michael T. Fiore
                                          Title: President


                                     GENTLE DENTAL MANAGEMENT - PACIFIC
                                     NORTHWEST, INC., as a Guarantor


                                     By: /s/ Michael T. Fiore
                                        ---------------------------------------
                                          Name:  Michael T. Fiore
                                          Title: President


                                     GENTLE DENTAL OF IRVINE, as a Guarantor


                                     By:  /s/ Michael T. Fiore
                                        ---------------------------------------
                                          Name:  Michael T. Fiore
                                          Title: President


                                     GDSC OF PIEDMONT, INC., as a Guarantor


                                     By: /s/ Michael T. Fiore
                                        ---------------------------------------
                                          Name:  Michael T. Fiore
                                          Title: President

                                GENTLE DENTAL LEGACY, INC.,
                                as a Guarantor


                                By: /s/ Michael T. Fiore
                                   ------------------------------------
                                        Name: Michael T. Fiore
                                        Title: President

                                DENTAL CARE ALLIANCE OF FLORIDA, INC.,
                                as a Guarantor


                                By: /s/ David P. Nichols
                                   ------------------------------------
                                        Name: David P. Nichols
                                        Title: Chief Financial Officer

                                DENTAL CARE ALLIANCE OF MICHIGAN,
                                INC., as a Guarantor


                                By: /s/ David P. Nichols
                                   ------------------------------------
                                        Name: David P. Nichols
                                        Title: Chief Financial Officer

                                DENTAL CARE ALLIANCE OF GEORGIA,
                                INC., as a Guarantor


                                By: /s/ David P. Nichols
                                   ------------------------------------
                                        Name: David P. Nichols
                                        Title: Chief Financial Officer

                                DENTAL CARE ALLIANCE OF INDIANA, INC.,
                                as a Guarantor


                                By: /s/ David P. Nichols
                                   ------------------------------------
                                        Name: David P. Nichols
                                        Title: Chief Financial Officer

                                DENTAL ONE ASSOCIATES, INC.,
                                as a Guarantor


                                By: /s/ David P. Nichols
                                   ------------------------------------
                                        Name: David P. Nichols
                                        Title: Chief Financial Officer

                                DENTAL CARE ALLIANCE OF
                                PENNSYLVANIA, INC., as a Guarantor


                                By: /s/ David P. Nichols
                                   ------------------------------------
                                        Name: David P. Nichols
                                        Title: Chief Financial Officer

                                SERRA PARK DENTAL SERVICES,
                                INCORPORATED, as a Guarantor


                                By: /s/ Michael T. Fiore
                                   ------------------------------------
                                        Name: Michael T. Fiore
                                        Title: President

                                SPDS DMI, INCORPORATED, as a Guarantor


                                By: /s/ Michael T. Fiore
                                   ------------------------------------
                                        Name: Michael T. Fiore
                                        Title: President

                                UNION BANK OF CALIFORNIA, N.A.,
                                as Administrative Agent and as a Lender


                                By: /s/ Nancy A. Perkins
                                   ------------------------------------
                                        Name: Nancy A. Perkins
                                        Title: VIce President

                                THE CHASE MANHATTAN BANK,
                                as Syndication Agent and as a Lender


                                By: /s/ Eric Groberg
                                   ------------------------------------
                                        Name: Eric Groberg
                                        Title: Vice President

                                U.S. BANK NATIONAL ASSOCIATION, as a
                                Lender


                                By: /s/ Mark R. Olason
                                   ------------------------------------
                                        Name: Mark R. Olason
                                        Title: Senior Vice President


                                BANK OF AMERICA, N.A. (successor by
                                merger to NationsBank, N. A.), as a Lender


                                By: /s/ Raymond A. Bravo
                                   ------------------------------------
                                        Name: Raymond A. Bravo
                                        Title: Senior Vice President

                                FIRST NATIONAL BANK, as a Lender


                                By: /s/ David Walters
                                   ------------------------------------
                                        Name: David Walters
                                        Title: Vice President - Team Leader

                                CITIZENS BANK OF MASSACHUSETTS,
                                as a Lender


                                By: /s/ Michael Ouellet
                                   ------------------------------------
                                        Name: Michael Ouellet
                                        Title: Assistant Vice President

                                SOVEREIGN BANK, as a Lender


                                By: /s/ Joseph Becker
                                   ------------------------------------
                                        Name: Joseph Becker
                                        Title: Vice President

Solely as to Sections 3 and 5:  INTERDENT, INC., as a Guarantor


                                By: /s/ Michael T. Fiore
                                   ------------------------------------
                                        Name: Michael T. Fiore
                                        Title: Co-Chairman of the Board and
                                               Chief Executive Officer